Exhibit 99.1

November 23, 2015 Contact: West Gotcher, Investor Relations 713-757-5539

FOR IMMEDIATE RELEASE

Key Energy Services Names Robert Drummond

to Board of Directors

HOUSTON, TX, November 23, 2015 – Key Energy Services, Inc. (NYSE: KEG) announced today that it has increased by one the number of Class III directors of the Board, the terms of which end at the 2018 Annual Meeting of Stockholders of the Company, and elected Robert Drummond, Key’s President and Chief Operating Officer to fill the resulting vacancy as of the same date.

Mr. Drummond joined the Company as President and Chief Operating Officer on June 22, 2015. Prior to joining Key, Mr. Drummond was employed by Schlumberger for 31 years, most recently serving as President of Schlumberger Limited’s North American business unit.

Chairman of the Board of Directors Mark Rosenberg said, “On behalf of Key’s Board, I would like to congratulate Robert on this new position. We are proud to have him join us and appreciate the invaluable contributions that he has already made to Key. Robert was the main architect of Key’s new regionally based operational structure that has already begun providing benefits in the form of cost savings and enhanced revenue opportunities.”

November 23, 2015 Contact: West Gotcher, Investor Relations 713-757-5539

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements as to matters that are not of historic fact are forward-looking statements. The forward-looking statements include a description of our intention to consider alternatives to cure the NYSE continued listing requirement deficiency. These forward-looking statements are based on Key’s current expectations, estimates and projections about Key, its industry, its management’s beliefs and certain assumptions made by management, and include statements regarding estimated capital expenditures, future operational and activity expectations, international growth, and anticipated financial performance for the remainder of 2015 and the first quarter of 2016. No assurance can be given that such expectations, estimates or projections will prove to have been correct. Whenever possible, these “forward-looking statements” are identified by words such as “expects,” “believes,” “anticipates” and similar phrases.

Readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict, including, but not limited to: risks that Key will be unable to achieve its financial, capital expenditure and operational projections, including quarterly and annual projections of revenue and/or operating income and risks that Key’s expectations regarding future activity levels, customer demand, and pricing stability may not materialize (whether for Key as a whole or for geographic regions and/or business segments individually); risks that fundamentals in the U.S. oil and gas markets may not yield anticipated future growth in Key’s businesses, or could further deteriorate or worsen from the recent market declines, and/or that Key could experience further unexpected declines in activity and demand for its rig service, fluid management service, coiled tubing service, and fishing and rental service businesses; risks relating to Key’s ability to implement technological developments and enhancements; risks relating to compliance with environmental, health and safety laws and regulations, as well as actions by governmental and regulatory authorities; risks relating to compliance with the FCPA and anti-corruption laws, including risks related to increased costs in connection with FCPA investigations; risks regarding the timing or conclusion of the FCPA investigations, including the risk of fines or penalties imposed by government agencies for violations of the FCPA; risks affecting Key’s international operations, including risks affecting Key’s ability to execute its plans to withdraw from its international markets outside North America; risks that Key may be unable to achieve the benefits expected from acquisition and disposition transactions, and risks associated with integration of the acquired operations into Key’s operations; risks, in responding to changing or declining market conditions, that Key may not be able to reduce, and could even experience increases in, the costs of labor, fuel, equipment and supplies employed and used in Key’s businesses; risks relating to changes in the demand for or the price of oil and natural gas; risks that Key may not be able to execute its capital expenditure program and/or that any such capital expenditure investments, if made, will not generate adequate returns; risks relating to Key’s ability to satisfy listing requirements for its equity securities; risks that Key may not have sufficient liquidity; risks relating to Key’s ability to comply with covenants under its current credit facilities; and other risks affecting Key’s ability to maintain or improve operations, including its ability to maintain prices for services under market pricing pressures, weather risks, and the impact of potential increases in general and administrative expenses.

Because such statements involve risks and uncertainties, many of which are outside of Key’s control, Key’s actual results and performance may differ materially from the results expressed or implied by such forward-looking statements. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Other important risk factors that may affect Key’s business, results of operations and financial position are discussed in its most recently filed Annual Report on Form 10-K, recent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K and in other Securities and Exchange Commission filings. Unless otherwise required by law, Key also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made here. However, readers should review carefully reports and documents that Key files periodically with the Securities and Exchange Commission.

About Key Energy Services

Key Energy Services is the largest onshore, rig-based well servicing contractor based on the number of rigs owned. Key provides a complete range of well intervention services and has operations in all major onshore oil and gas producing regions of the continental United States and internationally in Mexico and Russia.